SUBSEQUENT EVENTS	12 Months Ended
Jun. 29, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 25: SUBSEQUENT EVENTS
Subsequent to the end of fiscal 2018, on October 14, 2018, we announced that on October 12, 2018, we entered into an Agreement and Plan of Merger (the “Merger Agreement”), with L3 Technologies, Inc. (“L3”) and Leopard Merger Sub Inc., a wholly owned subsidiary of Harris (“Merger Sub”), pursuant to which we and L3 have agreed to combine in an all-stock merger of equals. Under the terms and subject to the conditions set forth in the Merger Agreement, L3 shareholders will receive a fixed exchange ratio of 1.30 shares of Harris common stock for each share of L3 common stock, consistent with the 60-trading day average exchange ratio of the two companies. Upon closing of the transactions contemplated by the Merger Agreement, Harris Corporation will be re-named “L3 Harris Technologies, Inc.” and Merger Sub will merge with and into L3, with L3 being the surviving corporation and becoming a wholly-owned subsidiary of L3 Harris Technologies, Inc., which will be owned on a fully diluted basis approximately 54 percent by Harris shareholders and 46 percent by L3 shareholders. The Merger Agreement has been unanimously approved by the Board of Directors of each company. The transactions contemplated by the Merger Agreement are subject to satisfaction of customary closing conditions, including receipt of regulatory approvals and approval by the shareholders of each company, and we currently expect the closing to occur in mid-calendar year 2019, although we can give no assurances regarding the timing or occurrence of closing.